EXHIBIT 10.22


                  SECOND MODIFICATION AGREEMENT

     THIS SECOND MODIFICATION AGREEMENT made and entered into this 31st day of July, 1995 to be effective as of the first day of May 1, 1995 by and between UNION PLANTERS NATIONAL BANK, a national banking association with its principal offices in Memphis, Tennessee ("Lender") and FRED'S, INC., a Tennessee corporation having its offices at 4300 New Getwell Road, Memphis, Tennessee 38118 (referred to herein as "Borrower").

                           WITNESSETH:

     WHEREAS, Borrower is indebted to Lender for Advances made to Borrower pursuant to a Revolving Loan made pursuant to that certain Revolving Loan and Credit Agreement dated May 15, 1992 as amended and modified by a Modification Agreement dated May 31, 1995 (herein the "Agreement") providing for advances up to a maximum amount of $12,000,000.00 (the "Commitment"); and,

     WHEREAS, Borrower has requested and Lender has agreed to again modify the terms of the Revolving Loan.

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement is amended and modified as follows:

          Section 9 is amended by adding the following section:

          9.1.8 The occurrence of a Default or Event of Default under a Seasonal Overline Revolving Credit Agreement dated July 31, 1995 between Borrower and Lender.

     2. Continuation of Terms. Except as amended and modified herein, the Agreement and the Loan Documents remain in full force and effect and enforceable according to their terms; and all Advances made by Lender and all other actions taken by Lender pursuant to the Agreement prior to the date hereof are approved, ratified and confirmed by Borrower. Borrower promises to pay the Revolving Credit Note according to its terms.

     3. Representations and Warranties of the Borrower. To induce Lender to enter into this Modification Agreement and to make the loans and extend the credit contemplated to be made pursuant to the Agreement as modified by this Modification Agreement, Borrower hereby makes the representations and warranties to Lender set forth in sections 3.1 through 3.15 of the Agreement (as the same have been and are modified and amended by this Modification Agreement), all of which representations and warranties are incorporated herein by reference and all of which shall survive the execution and delivery of this Modification Agreement.

     4. Terms. The term "Agreement" as used in the Agreement shall mean the Agreement as modified by this Second Modification Agreement. The Agreement and the Loan Documents constitute the complete and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     5.   Successors in Interest.  This Second Modification
Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns, transferee and grantees.

     6. Governing Law. The interpretation and performance of this Second Modification Agreement shall be governed in all respects in accordance with the laws of the State of Tennessee.

     7. Undefined Terms. All capitalized terms not defined herein shall have the same definitions as set forth in the Agreement.

     IN WITNESS WHEREOF, the parties hereunto have executed this Second Modification Agreement as of the day and year first above written.

                                   BORROWER:

                                   FRED'S, INC., a Tennessee
                                   Corporation

                                   By:
                                      Name:________________________

                                      Title:Chief Financial Officer


                                   LENDER:

                                   UNION PLANTERS NATIONAL BANK


                                   By:
                                      Name:________________________

                                      Title: Vice President